Exhibit 99.3

RGA Closes $32 Billion Reinsurance Transaction with Equitable Holdings

ST. LOUIS, July 31, 2025 - Reinsurance Group of America, Incorporated (NYSE: RGA), a leading global life and health reinsurer, announced today the successful completion of its previously disclosed transaction with Equitable Holdings, Inc. (NYSE: EQH, ”Equitable”) to reinsure a diversified block of life insurance products. Key highlights of the transaction include:

–RGA to reinsure $32 billion of a diversified mix of life insurance products

–Priced with attractive returns within RGA’s target range

–Expected to meaningfully contribute to adjusted operating EPS

–Expansion of RGA’s partnership with Equitable across underwriting, product development, distribution, and investment management

“The successful closing of our transaction with Equitable represents a significant milestone for RGA and reflects our ongoing commitment to delivering exceptional value for our shareholders and clients,” said Tony Cheng, President and Chief Executive Officer, RGA. “We view this highly strategic transaction as a great example of how RGA can partner with our clients to execute mutually beneficial deals that enable growth and yield long-term value. Beyond enhancing our market position, this transaction demonstrates our ability to execute strategic initiatives that align with our Creation Re strategy.”

For more information about the transaction, please see the press release, presentation, and webcast from the February 24, 2025, announcement.

About RGA

Reinsurance Group of America, Incorporated (NYSE: RGA) is a global industry leader specializing in life and health reinsurance and financial solutions that help clients effectively manage risk and optimize capital. Founded in 1973, RGA is one of the world’s largest and most respected reinsurers and remains guided by a powerful purpose: to make financial protection accessible to all. As a global capabilities and solutions leader, RGA empowers partners through bold innovation, relentless execution, and dedicated client focus – all directed toward creating sustainable long-term value. RGA has approximately $4.1 trillion of life reinsurance in force and assets of $133.5 billion as of June 30, 2025. To learn more about RGA and its businesses, please visit www.rgare.com or follow RGA on LinkedIn and Facebook. Investors can learn more at investor.rgare.com.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance, and growth potential of Reinsurance Group of America, Incorporated (the “Company”), and future developments associated with the previously announced transaction relating to the master transaction agreement that a Company subsidiary entered into with subsidiaries of Equitable Holdings, Inc, pursuant to which on July 31, 2025 such Company subsidiary entered into coinsurance and modified coinsurance agreements with those counterparties (the “Reinsurance Transaction”). Forward-looking statements often contain words and phrases such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “pro forma,” “project,” “should,” “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality, morbidity, lapsation, or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital, and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company’s collateral arrangements, (7) action by regulators that have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers, and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics, or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology, or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration, or regulatory investigations or actions, (26) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the Company’s ability to achieve the expected benefits of the Reinsurance Transaction, and (29) other risks and uncertainties described in this document and in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be supplemented by Item 1A – “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

FOR MORE INFORMATION:
Jeff Hopson
Senior Vice President, Investor Relations
636-736-2068
jhopson@rgare.com

Lynn Phillips
Vice President, Corporate Communications
636-736-2351
lphillips@rgare.com

Lizzie Curry
Executive Director, Public Relations
636-736-8521
lizzie.curry@rgare.com